UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: August 19, 2004

TELESTONE TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	033-15096-D	84-1111224
-----------	-------------	---------------
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Orland Capital, 999 Plaza Drive, Suite 525, Schaumburg IL 60173

 (Address of Principal Executive Offices) (Zip Code)

15 Princess Road, Lawrenceville, New Jersey 08648

(Former Address of Principal Executive Offices (Zip Code)

(630) 942-0086

(Registrant's telephone number, including area code)

Milestone Capital, Inc.

(Former Name or Former address, if changed since Last Report)

ITEM 3.

BANKRUPTCY OR RECEIVERSHIP

On September 24, 2003, the Company filed a Voluntary Petition for Relief under Chapter 11 of Title 11 of the United States Bankruptcy Code, 11 U.S.C. §101, et seq., in the United States Bankruptcy Court for the District of New Jersey (“Bankruptcy Court”).  The Company continued in possession of its property as a Debtor in Possession pursuant to 11 U.S.C. §§1107 and 1108.  On or about July 9, 2004, the Company filed its First Amended Joint Plan of Liquidation.

On August 12, 2004, the Bankruptcy Court confirmed the Order Approving Disclosure Statement and Confirming First Amended Plan of Liquidation (“Order”) of Milestone Capital, Inc. (“Company”) and EliteAgents Mortgage Services, Inc., Case Nos. 03-41805 (NLW) and 03-41806 (NLW).  The Bankruptcy Court found that the Plan complies with the applicable requirements for confirmation set forth in 11 U.S.C. §1129(b).  Pursuant to the Bankruptcy Court’s entry of the Order Approving Disclosure Statement and Confirming First Amended Plan of Liquidation (“Order”), the current Directors will remain seated until the reorganization set forth in the First Amended Plan of Liquidation (“Plan”) is completed.  The Directors were given authority by the Bankruptcy Court to appoint new members to the Board, to enter into agreements, contracts, and oversee all matters as authorized by law to reincorporate in Delaware, adopt new Bylaws and do all things necessary under the Plan of Reorganization.  The current terms of the Board of Directors and officers will be terminated upon completion of the reorganization, with the exception of John Dunn, who was allowed to resign all positions on August 16, 2004.

Pursuant to the Plan, as confirmed by the Bankruptcy Court, all prior operational assets were liquidated and the proceeds are being paid per the approved Claim Schedule to creditors and for the administration of the estate.  The Company is currently negotiating for an acquisition under the Plan, although no agreements have been signed or executed.

Pursuant to the Order, all of the property of Company’s estate vested in the Plan Trustee, free and clear of all claims, liens, encumbrances, charges or other interests, and all executory contracts and unexpired leases were rejected.  The Bankruptcy Court also placed an injunction against all entities that may have held, currently hold, or may hold a debt, claim or other liability or interest against the Company dischargeable upon confirmation of the Plan and permanently enjoined any action on account of such debt, claim, liability, interest or right.  The Bankruptcy Court further terminated all claims arising or related to stock, stock options, stock plans for employees, officers and directors, warrants and convertible provisions within the debt instruments by creditors.  The Bankruptcy Court also ordered that the common stock of the Company be diluted by reverse split of issued and outstanding common shares of the Company.  Under the Order Confirming, each share of the Company’s common stock issued and outstanding was reclassified as and changed unto 822nd of 1 share of common stock at a $0.001 par value.

The Bankruptcy Court also ordered that the Company reincorporate and redomicile from the State of Colorado to the State of Delaware and that the name of the Company be changed to Telestone Technologies Corporation; that the Board of Directors be authorized under the Plan it issue common shares pursuant to an Exchange Agreement at the time of closing or in escrow in which effective control or majority ownership of the Company is given to the acquired or acquiring business entity without the need of shareholder approval; that the Board of Directors be authorized to amend the Company’s By-Laws and amend the Company’s fiscal year to a date established and set forth in an Exchange Agreement without the need of shareholder approval; and that the Board of Directors be authorized and directed to conduct a shareholder meeting with the consent of a majority of shareholders at such time as set by the Board of Directors within forty-five (45) days of the closing of the Exchange Agreement, but no sooner than ten (10) days following the Company’s filing of an 8K under the Securities Act of 1934 (“Act”) giving full financial disclosure and the mailing of an Information Statement pursuant to the Act..

ITEM 5.

OTHER EVENTS

Pursuant to the Bankruptcy Court Order, the Company reincorporated in the State of Delaware on August 13, 2004, by filing a Certificate of Incorporation filed with the State of Delaware.  The Company is now authorized to issue a total of 110,000,000 shares with 100,000,000 being shares of common stock with a par value of $0.001, and 10,000,000 being shares of preferred stock with a par value of $0.001.  The Company’s new name is Telestone Technologies Corporation implementing this reclassification.

Pursuant to the Bankruptcy Court Order and on August 17, 2004, the Company approved the reverse split of issued and outstanding common shares.  Under the Bankruptcy Court’s Order, the Company’s common stock issued and outstanding was reclassified as and changed unto 822nd of 1 share of common stock at a par value of $0.001.  A Certificate of Amendment was filed with the Delaware Secretary of State on August 17, 2004.

Pursuant to the Bankruptcy Court Order, the Company adopted and approved new corporate By-Laws applicable to the laws of the State of Delaware.  These By-Laws do not substantially deviate or differ significantly from the previous By-Laws of the Company.

As a result of the Company’s name change, a new trading symbol will be issued by the NASD.  Shares of the Company’s common stock will currently be traded on the “Pink Sheets” under the symbol “MLSP” until the new trading symbol is assigned.

ITEM 6.

RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW

DIRECTORS

On the 16th day of August, 2004, we received the resignation of John Dunn as Director and Officer.  Mr. Dunn’s resignation was accepted by the Board of Directors.  Mr. Dunn did not resign as a result of any disagreement with Management or the current Board of Directors.

ITEM 7.

FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

(a)

Financial Statements - None

(b)

Pro Forma Financial Information – None

(c)

Exhibits

3.1.1

Certificate of Amendment dated August 13, 2004, implementing the reverse merger pursuant to the Bankruptcy Court Order Approving Disclosure Statement and Confirming First Amended Plan of Liquidation and filed with the Secretary of State of the State of Delaware on the 17th day of August, 2004.

3.1.2

Certificate of Incorporation dated August 13, 2004, reincorporating under the name of Telestone Technologies Corporation and filed with the Secretary of State of the State of Delaware on the 13th day of August, 2004.

3.1.3

Order Approving Disclosure Statement and Confirming First Amended Plan of Liquidation dated August 12, 2004, from the Bankruptcy Court for the District of New Jersey in Case Nos. 03-41805 and 03-41806.

3.1.4

By-Laws adopted on the 18th day of August, 2004.

ITEM 8.

CHANGE IN FISCAL YEAR

Not applicable.

ITEM 9.

REGULATION FD DISCLOSURE

Not applicable.

ITEM 10.

AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS, OR

WAIVER OF A PROVISION OF THE CODE OF ETHICS

Not applicable.

ITEM 11.

TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S

EMPLOYEE BENEFIT PLANS

Not applicable.

ITEM 12.

RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TELESTONE TECHNOLOGIES CORPORATION

Date:  August 19, 2004

By:

/s/   Charles J. DeMory

Charles J. DeMory, Director, President,

Chairman and Chief Executive Officer